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                                 Exhibit (d)(2)

 Amended and Restated Schedule A dated May 15, 2003 to the Investment Advisory
   Agreement between Registrant and Banc One Investment Advisors Corporation.

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                              Amended and Restated
                                   Schedule A
                                     to the
          Investment Advisory Agreement between One Group Mutual Funds and Banc One Investment Advisors Corporation
                               dated May 15, 2003

Name of Fund                         Compensation

The Treasury Only Money              Annual rate of eight one-hundredths of one
Market Fund                          percent (.08%) of The Treasury Only Money
                                     Market Fund's average daily net assets.

The Government Money Market          Annual rate of eight one-hundredths of one
Fund                                 percent (.08%) of The Government Money
                                     Market Fund's average daily net assets.

The Institutional Prime Money        Annual rate of ten one-hundredths of one
Market Fund                          percent (.10%) of The Institutional Prime
                                     Money Market Fund's average daily net
                                     assets.

The Institutional Tax-Free Money     Annual rate of ten one-hundredths of one
Market Fund                          percent (.10%) of The Institutional Tax-
                                     Free Money Market Fund's average daily net assets.

The Institutional Prime Plus Money   Annual rate of ten one-hundredths of one
Market Fund                          percent (.10%) of The Institutional Prime
                                     Plus Money Market Fund's average daily net assets.

The U.S. Treasury Securities         Annual rate of thirty-five one-hundredths
Money Market Fund                    of one percent (.35%) of The U.S. Treasury
                                     Securities Money Market Fund's average
                                     daily net assets.

The U.S. Government Securities       Annual rate of thirty-five one-hundredths
Money Market Fund                    of one percent (.35%) of The U.S.
                                     Government Securities Money Market Fund's average daily net assets.

The Prime Money Market Fund          Annual rate of thirty-five one-hundredths
                                     of one percent (.35%) of The Prime Money
                                     Market Fund's average daily net assets.

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The Municipal Money Market           Annual rate of thirty-five one-hundredths
Fund of one percent (.35%) of The Municipal Money Market Fund's average daily net assets.

The Ohio Municipal Money             Annual rate of thirty one-hundredths of
Market Fund                          one percent (.30%) of The Ohio Municipal
                                     Money Market Fund's average daily net
                                     assets.

The Michigan Municipal Money         Annual rate of thirty five one-hundredths
Market Fund                          of one percent (.35%) of The Michigan
                                     Municipal Money Market Fund's average daily net assets.

The Balanced Fund                    Annual rate of sixty-five one-hundredths
                                     of one percent (.65%) of The Balanced
                                     Fund's average daily net assets.

The Equity Income Fund               Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5
                                     billion of The Equity Income Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Equity Income Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Equity Income Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) on The Equity Income
                                     Fund's average daily net assets in excess of $5.5 billion.

The Mid Cap Value Fund               Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5
                                     billion of The Mid Cap Value Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Mid Cap Value Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Mid Cap Value Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) on The Mid Cap Value Fund's average daily net assets in excess of $5.5 billion.

The Mid Cap Growth Fund              Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5
                                     billion of The Mid Cap Growth Fund's
                                     average daily net

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                                     assets, seventy one-hundredths of one
                                     percent (.70%) on the next $500 million of The Mid Cap Growth Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Mid Cap Growth Fund's average daily net assets and sixty one-hundredths of one percent (.60%) on The Mid Cap Growth Fund's average daily net assets in excess of $5.5 billion.

The International Equity             Annual rate of fifty-five one-hundredths
Index Fund                           of one percent (.55%) of The International
                                     Equity Index Fund's average daily net
                                     assets.

The Equity Index Fund                Annual rate of thirty one-hundredths of one
                                     percent (.30%) of The Equity Index Fund's average daily net assets.

The Large Cap Value Fund             Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5
                                     billion of The Large Cap Value Fund's
                                     average daily net assets, seventy
                                     one-hundredths of one percent (.70%) on the next $500 million of The Large Cap Values
                                     Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Large Cap Value
                                     Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) on The
                                     Large Cap Value Fund's average daily net assets in excess of $5.5 billion.

The Diversified Equity Fund          Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5
                                     billion of The Diversified Equity Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Diversified Equity
                                     Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Diversified Equity
                                     Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) on The
                                     Diversified Equity Fund's average daily net assets in excess of $5.5 billion.

The Small Cap Growth Fund            Annual rate of seventy-four one-hundredths

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                                     of one percent (.74%) on the first $1.5
                                     billion of The Small Cap Growth Fund's
                                     average daily net assets, seventy
                                     one-hundredths of one percent (.70%) on the next $500 million of The Small Cap Growth Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Small Cap Growth Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The Small Cap Growth Fund's average daily net assets in excess of $5.5 billion.

The Large Cap Growth Fund            Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5
                                     billion of The Large Cap Growth Fund's
                                     average daily net assets, seventy
                                     one-hundredths of one percent (.70%) on the next $500 million of The Large Cap Growth
                                     Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Large Cap Growth
                                     Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The
                                     Large Cap Growth Fund's average daily net assets in excess of $5.5 billion.

The Diversified Mid Cap Fund         Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5
                                     billion of The Diversified Mid Cap Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Diversified Mid
                                     Cap Fund's average daily net assets,
                                     sixty-five one-hundredths of one percent
                                     (.65%) on the next $3.5 billion of The
                                     Diversified Mid Cap Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The Diversified Mid Cap
                                     Growth Fund's average daily net assets in excess of $5.5 billion.

The Small Cap Value Fund             Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5
                                     billion of The Small Cap Value Fund's
                                     average daily net assets, seventy
                                     one-hundredths of one percent (.70%) on the next $500 million of The Small Cap Value
                                     Fund's average daily net assets, sixty-
                                     five one-hundredths of one percent (.65%) on the next $3.5 billion of The Small Cap
                                     Value Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The Small Cap Value

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                                     Fund's average daily net assets in excess
                                     of $5.5 billion.

The Diversified International        Annual rate of eighty one-hundredths
Fund                                 of one percent (.80%) of The Diversified
                                     International Fund's average daily net
                                     assets.

The Market Expansion Index Fund      Annual rate of thirty five one-hundredths
                                     of one percent (.35%) of The Small Cap
                                     Index Fund's average daily net assets.

The Technology Fund Fund             Annual rate of one percent (1.00%) of The
                                     Technology Fund's average daily net assets.

The Health Sciences Fund             Annual rate of eighty-five one-hundredths
                                     of one percent (.85%) of The Health
                                     Sciences Fund's  average daily net assets.

The Market Neutral Fund              Annual rate of one and twenty-five one-
                                     hundredths of one percent (1.25%) of The
                                     Market Neutral Fund's average daily net
                                     assets.

The Income Bond Fund                 Annual rate of sixty one-hundredths of one
                                     percent (.60%) of The Income Bond Fund's average daily net assets.

The Short-Term Bond Fund             Annual rate of sixty one-hundredths of one
                                     percent (.60%) of The Short-Term Bond
                                     Fund's average daily net assets.

The Government Bond Fund             Annual rate of forty-five one-hundredths
                                     of one percent (.45%) of The Government
                                     Bond Fund's average daily net assets.

The Ultra Short-Term Bond            Annual rate of fifty-five one-hundredths of
Fund                                 one percent (.55%) of The Ultra Short-Term
                                     Income Fund's average daily net assets.

The Treasury & Agency Fund           Annual rate of forty one-hundredths of one
                                     percent (.40%) of the Treasury & Agency
                                     Fund's average daily net assets.

The High Yield Bond Fund             Annual rate of seventy-five one-hundredths
                                     of one percent (.75%) of the High Yield
                                     Bond Fund's average daily net assets.

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The Intermediate Bond Fund           Annual rate of sixty one-hundredths of one
                                     percent (.60%) of The Intermediate Bond
                                     Fund's average daily net assets.

The Bond Fund                        Annual rate of sixty one-hundredths of one
                                     percent (.60%) of the Bond Fund's average daily net assets.

The Mortgage-Backed Securities       Annual rate of thirty-five one-hundredths
Fund                                 of one percent (.35%) of the Mortgage-
                                     Backed Securities Fund's average daily net assets.

The Intermediate Tax-Free Bond       Annual rate of sixty one-hundredths of one
Fund                                 percent (.60%) of The Intermediate Tax-
                                     Free Bond Fund's average daily net assets.

The Ohio Municipal Bond Fund         Annual rate of sixty one-hundredths of one
                                     percent (.60%) of The Ohio Municipal Bond
                                     Fund's average daily net assets.

The Municipal Income Fund            Annual rate of forty-five one-hundredths
                                     of one percent (.45%) of The Municipal
                                     Income Bond Fund's average daily net
                                     assets.

The West Virginia Municipal Bond     Annual rate of forty-five one-hundredths
Fund                                 of one percent (.45%) of The West Virginia
                                     Municipal Bond Fund's average daily net
                                     assets.

The Kentucky Municipal Bond Fund     Annual rate of forty-five one-hundredths
                                     of one percent (.45%) of The Kentucky
                                     Municipal Bond Fund's average daily net
                                     assets.

The Louisiana Municipal Bond         Annual rate of sixty one-hundredths
Fund                                 of one percent (.60%) of The Louisiana
                                     Municipal Bond Fund's average daily net
                                     assets.

The Arizona Municipal Bond Fund      Annual rate of forty-five one-hundredths
                                     of one percent (.45%) of The Arizona
                                     Municipal Bond Fund's average daily net
                                     assets.

The Tax Free Bond Fund               Annual rate of forty-five one-hundredths
                                     of one percent (.45%) of The Tax-Free Bond
                                     Fund's average daily net assets.

The Michigan Municipal Bond Fund     Annual rate of forty-five one-hundredths
                                     of one percent (.45%) of The Michigan
                                     Municipal Bond Fund's average daily net
                                     assets.

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The Short-Term Municipal Bond        Annual rate of sixty one-hundredths of one
Fund percent (.60%) of The Short-Term Municipal Bond Fund's average daily net assets.

Investor Conservative Growth         Annual rate of five one-hundredths of one
Fund                                 percent (.05%) of The Investor Conservative
                                     Growth Fund's average daily net assets.

Investor Growth & Income Fund        Annual rate of five one-hundredths of one
                                     percent (.05%) of The Investor Growth &
                                     Income Fund's average daily net assets.

Investor Growth Fund                 Annual rate of five one-hundredths of one
                                     percent (.05%) of The Investor Growth
                                     Fund's  average daily net assets.

Investor Balanced Fund               Annual rate of five one-hundredths of one
                                     percent (.05%) of the Investor Balanced
                                     Fund's average daily net assets.

BANC ONE INVESTMENT ADVISORS                ONE GROUP MUTUAL FUNDS
CORPORATION                                 (formerly The One Group)


By: /s/ Mark A. Beeson                       By: /s/  Robert L. Young
   ----------------------------------            -------------------------------

Dated:     May 15, 2003                      Dated:            May 15, 2003
       ------------------------------              -----------------------------

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